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                                                               EXHIBIT NO. 23.2





                      CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the inclusion in this registration statement on Form S-4 of PhyCor, Inc. of our report dated April 23, 1996, on our audits of the consolidated financial statements of Straub Clinic & Hospital, Incorporated and subsidiaries. We also consent to the reference to our firm under the caption "Experts."



COOPERS & LYBRAND L.L.P.


Honolulu, Hawaii

October 31, 1996